Manor Investment Funds, Inc.
15 Chester Commons, Malvern, PA  19355
610-722-0900         800-787-3334




Annual  Report
December 31, 2004






Fund Office:
15 Chester Commons
Malvern, PA 19355
610-722-0900      800-787-3334
www.manorfunds.com





Managed by:
Morris Capital Advisors, Inc.




                         Manor Investment Funds, Inc.
                              15 Chester Commons
                              Malvern, PA  19355




                                                          December 31, 2004


Dear Fellow Shareholders:

      I am pleased to report that combined shareholder assets in the Funds have grown to more than $7 million on the strength of shareholder contributions and strong investment performance. I am also pleased to report that the Growth Fund was awarded a 5 Star rating for the trailing three years ending September 30, 2004, from MorningStar an independent mutual fund rating organization. The 5 Star rating is the highest rating that MorningStar awards based on the return of a mutual fund compared to other funds in its peer group. The Manor Fund was also awarded a 4 Star rating over the same time period, the second highest rating that MorningStar awards.


A Years Work - - in Just Two Months

      When I last wrote this report at the end of September 2004 the stock market had given up most of the gains that it earned earlier in the year, and it declined further during October. The battle between the bulls and bears was a stalemate, yielding next to nothing for investors despite strong economic growth. Investors were fixated on worries about politics, terrorism, international events, and corporate scandals. There wasn't much to get excited about, unless you were Elliot Spitzer. It seemed that he had a press conference every other day to announce another indictment against some business executive, corporation, or industry. He targeted the New York Stock Exchange, the insurance industry, and numerous executives. On the heels of indictments against the mutual fund industry, investors had to wonder if their money was safe anywhere.

      In this kind of environment who could blame investors for sitting on the sidelines.

      But against this backdrop the stock market took on a life of its own.
As some of the uncertainty regarding the election subsided the market began to rally. The rally continued well past the election and into the end of the year. The market gained 4.05% in the month of November, and 3.40% in December, to end the year up 10.87%, as measured by the S&P 500 index. That is a pretty good return for the stock market, especially compared to the yields on bonds and money market funds.


The Manor Fund

      The Manor Fund rose 13.06%, net of all fees and expenses, during the quarter ending December 31, 2004, outperforming the S&P 500 index, 9.23% and comparable mutual funds as measured by the Lipper Large-Cap Core mutual fund index, 8.50%. The Fund also outperformed the S&P 500 and the Lipper
Large-Cap Core mutual fund index for the trailing 1-year, 3-year and 5-year periods ending December 31, 2004, with returns of 13.55%, 5.98% and -1.65%, compared to the S&P 500 (10.87%, 3.57%, and -2.28%), and Lipper (8.29%, 2.10%,
and -2.98%). During the 4th quarter of 2004 the Fund was helped by gains in Wellpoint Health, Vornado Realty Trust, Kaufman & Broad Home, Cardinal Health, and Citrix Systems.

      Wellpoint Health rose after completeing the merger that conbined Anthem and wellpoint. Vornado Realty Trust rose after the announced merger between Kmart and Sears. Vornado has substantial holding of Sears real estate and should benefit from the combination. Kaufman & Broad rose, despite several interest rate hikes by the Fed, on continued strong demand in the real estate market. The Fed rate hikes also helped Vornado Realty Trust because longer-term interest rates declined, thereby improving the cash flow of this real estate investment trust. Cardinal Health rebounded from weak performance earlier in the year as earnings stabilized for this pharmacy benefits manager. Citrix Systems also rebounded from poor performance earlier in the year after reporting stronger revenue and earnings growth. Norfolk Southern, a recent addition to the Fund, rose as economic growth raised the prospect of higher revenues and earnings.

      Notable laggards during the 4th quarter include Pfizer, Boeing, Alcan, Cisco Systems, and Hewlett-Packard. Pfizer declined after a study showed increased risk of heart attacks for patients using Celebrex. This news came soon after Merck pulled a similar drug, Vioxx, from the market after a study showed increased heart risk. Pfizer's risk is lower because the study was based on usage up to 4 times the normal dosage. Boeing declined as progress on the new 7E7 plane and customer interest waned. Alcan declined as Fed interest rate hikes threatened economic growth and pricing for this aluminum can producer. Cisco Systems and Hewlett-Packard declined on weakness in the technology sector.

      There were no significant purchases or sales for the Fund portfolio during the quarter. The Fund was fully invested, with minimal cash balances, to take advantage of the strong equity market.


The Growth Fund

      The Growth Fund rose 11.21%, net of all fees and expenses, during the quarter ending December 31, 2004, outperforming both the S&P 500 index, 9.23%, and comparable mutual funds as measured by the Lipper Large-Cap
Growth mutual fund index, 9.99%. The Fund also outperformed the S&P 500 and the Lipper Large-Cap Growth mutual fund index for the trailing 1-year, and 3-year periods ending December 31, 2004, with returns of 11.93%, and 4.86%, compared to the S&P 500 (10.87%, 3.57%), and Lipper (7.45%, -0.65%). The Fund
was helped by gains in Coach, TXU Corporation, Ebay, Chelsea Property Trust, and Dell.

      Coach, a recent addition to the Fund, rose after reporting strong sales in the early holiday shopping season. TXU, another recent addition to the Fund, continued to rally as investors recognized the impact of improved
operating results.    Ebay rose after reporting strong growth in revenues and
earnings. Chelsea Property Trust rallied because Fed rate hikes helped to lower long-term interest rates, improving cash flow at this real estate investment trust. Dell rose after reporting higher growth in revenues and earnings.

      Only three stocks in the portfolio declined during the 4th quarter; Ivax Corp., American International Group, and Forest Labs. Ivax and Forest labs suffered from an overall decline in the drug sector and company-specific events. Ivax, a generic drug manufacturer, was hurt when another generic manufacturer won approval for a competing product. Forest Labs declined when a clinical study did not support its application for a new drug product. Jones Apparel lagged the market as weak consumer demand hurt results at this retailer of clothing for women.

      During the quarter we sold Amerisource Bergen, Barnes & Noble, First Data Corp., and Vishay. We used the proceeds of these sales to purchase Baker Hughes, an oil exploration company, Coach, a retailer of accessories for women, Etrade Financial, a discount stock broker, Golden West Financial, a thrift bank, and News Corp., a media company. The Fund was fully invested, with minimal cash balances, to take advantage of the strong stock market.


The Bond Fund

      The Bond Fund generated a return of -0.38%, net of all fees and expenses, for the quarter ending December 31, 2004, less than the return of the Lehman Intermediate Treasury Index and the Lipper US Government mutual fund index (0.72% and 0.06%, respectively). For the year ending December 31, 2004 the Fund generated a return of -0.09% less than the Lehman Intermediate Treasury Index (3.35%) and the Lipper US Government mutual fund index (2.84%). This poor performance was frustrating since the Fund's investment portfolio of US Treasury securities was managed with a short maturity and duration on the expectation of interest rate hikes by the Fed. Unfortunately, when the Fed raised rates longer term bonds rallied, thereby improving bond market performance. The Fund's US Treasury portfolio remains conservative with an average yield to maturity of 3.1%, an average maturity of approximately 3.4 years, and an average duration of 2.6 years. The duration of a bond portfolio is a measure of risk, with a lower duration indicating a lower level of risk. The Fund is managed to provide a low-risk alternative for conservative investors.


Next Years' Work

      At year end I find it helpful to review the past year and consider the possibilities for the one upcoming. The market action last year, especially the 4th quarter, shows that it is highly problematic to try to pick market tops or bottoms. It reinforces my belief that it is very difficult to "time the market". But as I review my year end analysis, I conclude that the stock market is not a bargain, and may be somewhat overvalued. So, at this point I expect to reduce some holdings that have appreciated, and reinvest the proceeds in stocks with conservative valuations.


                                          Sincerely,
                                          Daniel A. Morris





MANOR INVESTMENT FUNDS, INC.
Manor Fund
December 31, 2004



Top Holdings & Sectors


Top Company Holdings

Company                                  % of Net Assets
KB Home                                        3.8 %
Occidental Petrol                              3.7 %
Freddie Mac                                    3.7 %
Wellpoint Health                               3.7 %
Alcan                                          3.3 %


Top Industry Sectors

Industry                                  % of Net Assets
Finance                                       22.1 %
Medical                                       12.2 %
Computer                                      11.0 %
Oil                                            9.4 %
Consumer Staples                               6.1 %


Fund Performance
Quarter and Annualized Total Return for Periods Ending December 31, 2004


                           Manor Fund      S&P 500Index   Lipper LCCore Funds
4th Quarter                  13.06 %            9.23 %           8.50 %
1 Year                       13.55 %           10.87 %           8.29 %
3 Year Annualized             5.98 %            3.57 %           2.10 %
5 Year Annualized            -1.65 %           -2.28 %          -2.98 %
Annualized since inception    5.42 %            9.95 %           6.30 %
     12/31/93




The S&P 500 Index is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The Lipper LC Core mutual fund index is an index of mutual funds managed with a similar investment style. Both are computed on a total return basis. The chart assumes an initial gross investment of $10,000 on 9/25/1995 (commencement of operations). Returns shown include the reinvestment of dividends. Past performance does not predict future performance. Investment return and principal value will fluctuate, so your shares at redemption may be worth more or less than the original cost.







MANOR INVESTMENT FUNDS, INC.
Growth Fund
December 31, 2004


Top Holdings & Sectors


Top Company Holdings

Company                                     % of Net Assets
Ebay                                             4.3 %
TXU Corp.                                        4.2 %
Coach Inc.                                       3.8 %
Qualcomm                                         3.8 %
Dell Computer                                    3.8 %


Top Industry Sectors

Industry                                   % of Net Assets
Finance                                         19.0 %
Computer                                        17.9 %
Retail                                          12.8 %
Medical                                         12.7 %
Consumer Staples                                 8.7 %


Fund Performance


Quarter and Annualized Total Return for Periods Ending December 31, 2004

                          Growth Fund   S&P 500 Index   Lipper LC Growth Funds

4th Quarter                  11.21 %        9.23 %              9.99 %
1 Year                       11.93 %       10.87 %              7.45 %
3 Year Annualized             4.86 %        3.57 %             -0.65 %
5 Year Annualized            -2.51 %       -2.28 %             -9.71 %
Annualized since inception    0.57 %       -0.74 %             -6.73 %
     6/30/93


The S&P 500 Index is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The Lipper LC Growth mutual fund index is an index of mutual funds managed with a similar investment style. Both are computed on a total return basis. The chart assumes an initial gross investment of $10,000 on 6/30/1999 (commencement of operations). Returns shown include the reinvestment of dividends. Past performance does not predict future performance. Investment return and principal value will fluctuate, so your shares at redemption may be worth more or less than the original cost.





MANOR INVESTMENT FUNDS, INC.
Asset Allocation
Manor Fund and Growth Fund
December 31, 2004


               Manor Fund
            Industry Sectors

Industry                         % of Net Assets
Finance                               22.1 %
Medical                               12.2 %
Computer                              11.0 %
Oil                                    9.4 %
Consumer Staples                       6.1 %
Multi-Industry                         6.0 %
Retail                                 5.9 %
Index Equivalent                       5.9 %
Construction                           3.7 %
Basic Material                         3.3 %
Transportation                         3.1 %
Utility                                3.0 %
Industrial Products                    2.6 %
Aerospace                              2.2 %
Auto                                   1.8 %
Cash Equivalents                       1.7 %
                                     -------
                                     100.0 %
                                     =======



               Growth Fund
            Industry Sectors

Industry                         % of Net Assets
Finance                               19.0 %
Computer                              16.1 %
Retail                                12.8 %
Medical                               12.7 %
Consumer Staples                       8.7 %
Consumer Discretionary                 7.5 %
Oil                                    6.3 %
Utility                                4.2 %
Index Equivalent                       4.2 %
Cash Equivalent                        3.0 %
Transportation                         2.8 %
Multi-Industry                         2.7 %
                                     -------
                                     100.0 %
                                     =======





MANOR INVESTMENT FUNDS, INC.
Manor Fund and Growth Fund
Expenses
December 31, 2004

As a shareholder of the Fund, you incur indirect costs, such as management fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs," (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the 6 month period of July 1, 2004 through December 31, 2004.


Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
The second line of the table provides information about hypothetical account values and hypothetical expense based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direst costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.






                        Beginning              Ending         Expenses Paid
                    Account Value       Account Value         During Period *
                     July 1, 2004   December 31, 2004       January 1, 2004 -
                                                            December 31, 2004
Manor Fund
Actual Manor Fund      $1,000.00          $1,122.20               $7.92
Hypothetical            1,000.00           1,017.35                7.65
(5% return before expenses)


Growth Fund
Actual Growth Fund     1,000.00            1,053.10                7.70
Hypothetical           1,000.00            1,017.35                7.65
(5% return before expenses)


* Expenses are equal to the Funds' annualized expense ratios, capped at 1.5%, which is net of any expenses paid indirectly, multiplied by the average account value over the period. The ending account value for each Fund in the table is based on its actual total return for the 6 month period of July 1,
 2004 to December 31, 2004, 11.22% for the Manor Fund, and 5.31% for the Growth Fund.





MANOR INVESTMENT FUNDS, INC.
Bond Fund
December 31, 2004

Top Holdings

Security                                             % of Net Assets
US Treasury 1.875% due 11/30/05                           19.5 %
US Treasury 3.250% due 8/15/07                            13.1 %
US Treasury 1.500% due 2/28/05                            13.1 %
US Treasury 3.500% due 12/15/09                           13.0 %
US Treasury 3.125% due 10/15/08                           12.9 %


Fund Performance

Quarter and Annualized Total Return for Periods Ending December 31, 2004
                                              Lipper          Lehman
                                             US Gov't       Intermediate
                            Bond Fund       Fund Index      Gov't  Index
4th Quarter                  -0.38 %          0.72 %           0.06 %
1 Year                       -0.09 %          3.35 %           2.84 %
3 Year Annualized             2.25 %          4.95 %           4.73 %
5 Year Annualized             4.27 %          6.64 %           6.45 %
Annualized since inception    3.92 %          6.08 %           6.04 %
     6/30/99


The Lehman Intermediate Government Index is represents the aggregate market value of the US Government securities with a maximum maturity of 10 years.
 The Lipper US Government mutual fund index is an index of mutual funds managed using US Government securities. Both are computed on a total return basis. The chart assumes an initial gross investment of $10,000 on 6/30/1999 (commencement of operations). Returns shown include the reinvestment of dividends. Past performance does not predict future performance. Investment return and principal value will fluctuate, so your shares at redemption may be worth more or less than the original cost.


MANOR INVESTMENT FUNDS, INC.
Bond Fund
Expenses
December 31, 2004

As a shareholder of the Fund, you incur indirect costs, such as management fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs," (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire 6 month period of July 1, 2004 through December 31, 2004.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
The second line of the table provides information about hypothetical account values and hypothetical expense based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direst costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.


                      Beginning          Ending              Expenses Paid
                    Account Value     Account Value          During Period *
                    July 1, 2004    December 31, 2004       January 1, 2004 -
                                                            December 31, 2004
Bond Fund
Actual Bond Fund        $1,000.00           $999.55                $5.00
Hypothetical             1,000.00          1,019.80                 5.20
(5% return before expenses)



* Expenses are equal to the Fund's annualized expense ratio, capped at 1.0%, which is net of any expenses paid indirectly, multiplied by the average account value over the period. The ending account value for the Fund in the table is based on its actual total return for the 6 month period of July 1, 2004 to December 31, 2004, of -0.09%.














Manor Investment Funds, Inc.


Financial Statements


December 31, 2004






REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM


To the Shareholders and Board of Directors of the Manor Investment Funds, Inc.

      We have audited the accompanying statements of assets and liabilities of Manor Fund, Growth Fund and Bond Fund (collectively the "Funds"), the funds comprising the Manor Investment Funds, Inc., including the schedules of investments, as of December 31, 2004 and the related statements of operations, for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial highlights for each of the three years in the period then ended, were audited by other auditors whose report dated January 28, 2003 expressed an unqualified opinion on this information.

      We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Funds as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the period indicated therein, in conformity with accounting principles generally accepted in the United States of America.




Abington, Pennsylvania                             /s/ Sanville & Company
February 1, 2005                            Certified Public Accountants









MANOR INVESTMENT FUNDS, Inc.
MANOR FUND
Schedule of Investments
December 31, 2004



Description                            Shares                 Market Value

COMMON STOCKS  92.5%

Consumer Staples  6.1%
  Pepsico Inc.                          1,560                      $81,432
  Reebok Int'l Ltd.                     2,090                       91,960
                                                               -----------
                                                                   173,392
                                                               -----------
Retail  5.9%
  Best Buy Co., Inc.                    1,550                       92,101
  Cardinal Health Inc                   1,305                       75,886
                                                               -----------
                                                                   167,987
                                                               -----------
Medical  12.2%
  Johnson & Johnson                     1,350                       85,617
  Manor Care, Inc.                      2,590                       91,764
  Pfizer, Inc.                          2,350                       63,192
  Wellpoint Inc.*                         920                      105,800
                                                               -----------
                                                                   346,373
                                                               -----------
Automobile  1.8%
  Paccar, Inc.                            630                       50,702
                                                               -----------
                                                                    50,702
                                                               -----------
Basic Materials  3.3%
  Alcan Inc.                            1,940                       95,138
                                                               -----------
                                                                    95,138
                                                               -----------
Industrial Products  2.6%
  Deere & Co.                             980                       72,912
                                                               -----------
                                                                    72,912
                                                               -----------
Construction  3.8%
  KB Home                               1,020                      106,488
                                                               -----------
                                                                   106,488
                                                               -----------
Multi-Industry  6.0%
  General Electric                      2,270                       82,855
  Tyco Int'l Ltd                        2,440                       87,206
                                                               -----------
                                                                   170,061
                                                               -----------
Computer  11.0%
  Cisco Systems*                        2,350                       45,402
  Citrix Systems*                       2,570                       62,862
  Hewlett-Packard                       1,960                       41,101
  Intel                                 2,980                       69,702
  International Business Machines         950                       93,651
                                                               -----------
                                                                   312,718
                                                               -----------
Aerospace  2.2%
  Boeing                                1,230                       63,677
                                                               -----------
                                                                    63,677
                                                               -----------
Oil  9.4%
  Devon Energy                          2,440                       94,965
  Nabors Industries*                    1,310                       67,190
  Occidental Pet.                       1,820                      106,215
                                                               -----------
                                                                   268,370
                                                               -----------
Finance  22.1%
  Allstate Corp.                        1,830                       94,648
  Citigroup Inc.                        1,969                       94,866
  Fannie Mae                            1,120                       79,755
  Freddie Mac                           1,440                      106,128
  MBNA Corp.                            3,070                       86,543
  Shurguard Storage                     2,060                       90,661
  Vornado Realty Tr.                    1,010                       76,891
                                                               -----------
                                                                   629,492
                                                               -----------
Utilities  3.0%
  Exelon Corp.                          1,940                       85,496
                                                               -----------
                                                                    85,496
                                                               -----------
Transportation  3.1%
  Norfolk So. Corp                      2,410                       87,218
                                                               -----------
                                                                    87,218
                                                               -----------
Total Common Stocks
  (cost $2,005,326)                                              2,630,024


INDEX SECURTIES - 5.9%
  ishares S&P 500
  Barra Value Index                     1,340                       84,259
  SPDR Trust Series 1                     690                       83,400
                                                               -----------
TOTAL INDEX SECURITIES
     (Cost $126,877)                                               167,659
                                                               -----------


SHORT-TERM INVESTMENTS - 1.2%
  1st  Amer. Gov't Obligation Fund     33,144                       33,144
                                                               -----------
TOTAL SHORT-TERM INVESTMENTS
    (Cost $33,144)                                                  33,144

                                                               -----------
TOTAL INVESTMENTS - 99.6%
     (Cost $2,165,347)                                           2,830,827
Other Assets less Liabilities -
     Net - 0.4%                                                     11,998

                                                               -----------
NET ASSETS - 100%                                               $2,842,825
                                                               ===========

*Non-income producing during the year

The accompanying notes are an integral part of these financial statements.




MANOR INVESTMENT FUNDS, Inc.
GROWTH FUND
Schedule of Investments
December 31, 2004


Description                            Shares                 Market Value

Common Stocks  -  94.6%

Consumer Staples   8.7%
  Coach*                                1,990                     $112,236
  Jones Apparel  Group                  1,270                       46,444
  News Corp., Inc.*                     5,030                       96,576
                                                               -----------
                                                                   255,256
                                                               -----------

Consumer Disc.  7.5%
  Cendent Corp                          3,910                       91,416
  InterActive Corp*                     1,570                       43,363
  Mohawk Industries*                      920                       83,950
                                                               -----------
                                                                   218,729
                                                               -----------

Retail  12.9%
  Bed, Bath, Beyond                     1,700                       67,711
  Ebay, Inc.*                           1,080                      125,647
  Gap, Inc.                             4,020                       84,902
  Staples*                              2,890                       97,422
                                                               -----------
                                                                   375,682
                                                               -----------

Medical  12.7%
  Cytyc Corp*                           3,230                       89,051
  Express Scripts*                      1,230                       94,021
  Forest Labs*                            940                       42,169
  Ivax Corp                             3,553                       56,208
  Quest Diagnostics*                      950                       90,773
                                                               -----------
                                                                   372,222
                                                               -----------

Multi-Industry  2.7%
  Fortune Brands Inc.                   1,030                       79,496
                                                               -----------
                                                                    79,496
                                                               -----------

Computer  17.9%
  Dell Inc.                             2,630                      110,828
  Intel Corp.                           3,200                       74,848
  Microsoft Corp.                       3,260                       87,107
  Qualcomm Inc.                         2,640                      111,936
  Tech Select SPDR                      2,400                       50,664
  Xilinx Inc.*                          2,930                       86,933
                                                               -----------
                                                                   522,316
                                                               -----------

Oil  6.3%
  Baker-Hughes Inc.                     1,920                       81,926
  Valero Energy                         2,280                      103,512
                                                               -----------
                                                                   185,438
                                                               -----------

Finance  19.0%
  Ace Limited                           2,130                       91,058
  American Int'l Grp                    1,160                       76,177
  Capital One Fin.                      1,290                      108,631
  E Trade Group                         6,060                       90,597
  Golden West Fin                       1,560                       95,815
  Hospitality Prop Tr                   2,020                       92,920
                                                               -----------
                                                                   555,198
                                                               -----------

Utilities  4.2%
  TSU Corp.                             1,890                      122,019
                                                               -----------
                                                                   122,019
                                                               -----------

Transportation  2.7%
  Fedex                                   820                       80,762
                                                               -----------
                                                                    80,762
                                                               -----------

TOTAL COMMON STOCKS
    (Cost $2,298,960)                                            2,767,118

INDEX SECURITIES - 2.5%

  i shares S&P 500
  Barra Cost Index                      1,240                       71,610
                                                               -----------
TOTAL INDEX SECURITIES (Cost $65,266)                               71,610
                                                               -----------


SHORT-TERM INVESTMENTS - 2.2%
  1st  Amer. Gov't Obligation Fund     64,426                       64,426

                                                               -----------
TOTAL SHORT-TERM INVESTMENTS
    (Cost $64,426)                                                  64,426
                                                               -----------


TOTAL INVESTMENT - 99.3%
    (Cost $2,428,652)                                            2,903,154
Other Assets less Liabilities - Net - 0.7%                          19,846
                                                               -----------
NET ASSETS - 100%                                               $2,923,000
                                                               ===========


*Non-income producing during the year

The accompanying notes are an integral part of these financial statements.


MANOR INVESTMENT FUNDS, Inc.
BOND FUND
Schedule of Investments
December 31, 2004

                                                        Face        Market
Description                                            Amount        Value
U. S. GOVERNMENT BONDS  - 94.3%
  U.S. Treasury  1.500%   Due 02-28-05               $200,000     $199,840
  U.S. Treasury  5.875%   Due 11-15-05                 50,000       51,330
  U.S. Treasury  1.875%   Due 11-30-05                300,000      297,562
  U.S. Treasury  2.250%   Due 02-15-07                100,000       98,313
  U.S. Treasury  3.250%   Due 08-15-07                200,000      200,250
  U.S. Treasury  3.125%   Due 10-15-08                200,000      197,813
  U.S. Treasury  3.500%   Due 12-15-09                200,000      199,000
  U.S. Treasury  3.875%   Due 02-15-13                200,000      197,375
                                                               -----------
TOTAL U.S. GOVERNMENT BONDS                                      1,441,483
    (Cost $1,450,549)                                          -----------

SHORT-TERM INVESTMENTS - 2.4%
1st  American Treasury  Obligation Fund                36,146       36,146

                                                               -----------
TOTAL SHORT-TERM INVESTMENTS                                        36,146
    (Cost $36,146)                                             -----------

TOTAL INVESTMENTS - 96.7%                                        1,477,629
    (Cost $1,486,695)

                                                               -----------
Other Assets less Liabilities - Net - 3.3%                          50,630

                                                               -----------
NET ASSETS - 100%                                               $1,528,259
                                                               ===========

The accompanying notes are an integral part of these financial statements.



MANOR INVESTMENT FUNDS, INC.
Statements of Assets and Liabilities
December 31, 2004

                                  ManorFund        GrowthFund        BondFund
ASSETS
  Investments in Securities, at
  value (cost of $2,165,347,
  $2,428,652 and $1,486,695,
  respectively)                 $2,830,827         $2,903,154      $1,477,629
  Cash and Cash equivalents         10,042             19,304          41,662
  Receivables: Dividends             4,606              4,210          - 0 -
               Interest                 54                 29           9,894
  Prepaids                             601                601             601
                              ------------       ------------     -----------
               Total Assets      2,846,130          2,927,298       1,529,786
                              ------------       ------------     -----------

LIABILITIES
Payable to Advisor                   2,338              2,419             151
Accrued Expenses                       967              1,879           1,376
                              ------------       ------------      ----------
       Total Liabilities             3,305              4,298           1,527
                              ------------       ------------      ----------

NET ASSETS                      $2,842,825         $2,923,000      $1,528,259
                             =============       ============      ==========

NET ASSETS CONSIST OF:
  Capital Stock - par value            $181              $283            $147
  Paid in capital                 2,359,768         2,757,236       1,537,690
  Undistributed net investment
    income                            2,765             - 0 -             611
  Accumulated net realized
    (loss) gain                    (185,369)         (309,021)         (1,123)
  Net unrealized appreciation
    (depreciation)                  665,480           474,502          (9,066)
                              ------------       ------------      -----------

NET ASSETS                       $2,842,825        $2,923,000      $1,528,259
                             ==============      ============      ==========

CAPITAL SHARES OUTSTANDING          181,167           283,196         147,311
  (10,000,000 authorized
    shares $.001 par value)    ------------      ------------      ----------

NET ASSET VALUE PER SHARE            $15.69            $10.32          $10.37

The accompanying notes are an integral part of these financial statements.



MANOR INVESTMENT FUNDS, INC.
Statements of Operations
December 31, 2004


                                  ManorFund        GrowthFund         BondFund

Investment Income
  Dividends, net of foreign taxes
    withheld of $175, $ - , and
    $ - , respectively              $46,731           $35,293             $ -
  Interest                              754             1,128           42,400
                               ------------       -----------       ----------
Total Investment Income              47,485            36,421           42,400
                               ------------       -----------       ----------

Expenses
  Advisory and Management Fees
     (Note 2)                        26,616            26,931            8,118
  Professional Fees                   7,542             7,958            5,955
  Custodian Fees                      3,982             3,010            2,999
  Insurance                             875               856              597
  Postage and Printing                  733             1,576              358
  Registration                          200               268              480
  Taxes                                  34               150              124
  Other                                 215                -                 -
                               ------------       -----------       ----------
Total Expenses                       40,197            40,749           18,631
                               ------------       -----------       ----------
Reimbursement by Advisor
     (Note 2)                            -                 -              (500)
  Net Expenses                       40,197            40,749           18,131
                               ------------       -----------       ----------
Net Investment Income (Loss)          7,288            (4,328)          24,269
                               ------------       -----------       ----------


Realized & Unrealized Gain (Loss) on Investments (Note 4)

  Net Realized gain (loss) on investments
                                    (61,455)           (2,469)          (1,123)
  Net Change in unrealized
     appreciation/(depreciation)
     on Investments                 401,002           314,571          (28,436)
                               ------------       -----------       -----------

  Net realized and unrealized
     gain (loss)
     on investments                 339,547           312,102          (29,559)
                               ------------       -----------       -----------

Net Increase (Decrease)
in Net Assets Resulting
from Operations                   $346,835          $307,774          $(5,290)

The accompanying notes are an integral part of these financial statements.


MANOR INVESTMENT FUNDS, INC.
Statements of Changes in Net Assets
For the Years Ended December 31, 2004 and 2003



Manor Fund                                      2004                    2003

Increase (Decrease) in Net
Assets from Operations
  Net investment income (loss)                $7,288                    $967
  Net realized gain (loss)
    on investments                           (61,455)                  3,292
  Net change in unrealized
    appreciation/(depreciation)
    on investments                           401,002                 579,503
                                           ---------               ---------
Net increase/(decrease) in net
    assets   resulting from
    operations                               346,835                 583,762

Distributions to Shareholders                 (4,523)                     -
                                           ---------               ---------

Capital Share Transactions
  Proceeds from shares sold                  201,066                 384,827
  Reinvestment of distributions                4,523                      -
  Payments for shares redeemed              (319,818)              (103,388)
                                           ---------               ---------
  Net increase (decrease) in
    net assets from capital
    share transactions                      (114,229)                281,439
                                           ---------               ---------
Total Increase (Decrease)
in Net Assets                                 28,083                 865,201

Net Assets:
  Beginning of Year                        2,614,742               1,749,541
                                           ---------               ---------
  End of Year                              2,842,825               2,614,742
                                         ===========              ==========
Transactions in Shares of the Fund
  Sold                                        14,154                  31,318
  Issued in reinvestment
    of distributions                             290                      -
  Redeemed                                   (22,197)                 (8,732)
                                         -----------               ----------
  Net increase (decrease) in
    outstanding shares of
    the Fund                                  (7,753)                 22,586
                                         ============              =========


MANOR INVESTMENT FUNDS, INC.
Statements of Changes in Net Assets (con't)
For the Years Ended December 31, 2004 and 2003


The accompanying notes are an integral part of these financial statements.

Growth Fund                                     2004              2003

Increase (Decrease) in Net
Assets from Operations
  Net investment income (loss)               $(4,328)              $(12,882)
  Net realized gain (loss)
    on investments                            (2,469)               (58,098)
  Net change in unrealized
    appreciation/(depreciation)
    on investments                           314,571                607,361
  Net increase/(decrease) in net
    assets   resulting from
    operations                               307,774                536,381

Distributions to Shareholders                     -                      -


Capital Share Transactions
  Proceeds from shares sold                  230,662                458,285
  Reinvestment of distributions                   -                      -
  Payments for shares redeemed              (171,155)               (75,630)
                                          -----------            ----------
Net increase (decrease) in
  net assets from capital
    share transactions                        59,507                382,655
                                          ----------             ----------

Total Increase (Decrease)
in Net Assets                                367,281                919,036

Net Assets:
  Beginning of Year                        2,555,719              1,636,683
                                          -----------            ----------
  End of Year                             $2,923,000             $2,555,719
                                          ==========            ===========

Transactions in Shares of the Fund
  Sold                                        23,991                 55,777
  Issued in reinvestment
    of distributions                              -                      -
  Redeemed                                   (18,042)                (9,606)
                                         -----------             ----------
  Net increase (decrease) in
    outstanding shares of
    the Fund                                   5,949                 46,171
                                         ===========             ==========

The accompanying notes are an integral part of these financial statements.


MANOR INVESTMENT FUNDS, INC.
Statements of Changes in Net Assets (con't)
For the Years Ended December 31, 2004 and 2003



Bond Fund                                      2004                    2003

Increase (Decrease) in Net Assets
from Operations

  Net investment income (loss)                 $24,269                $41,863
  Net realized gain (loss)
    on investments                              (1,123)                37,918
  Net change in unrealized
    appreciation/(depreciation0
    on investments                             (28,436)               (63,072)
                                            -----------            ----------
  Net increase/(decrease) in net assets
    resulting from operations                   (5,290)                16,709
                                            -----------            ----------
Distributions to Shareholders                  (28,867)               (78,435)
                                            -----------            ----------

Capital Share Transactions
  Proceeds from shares sold                    971,571                161,855
  Reinvestment of distributions                 28,867                 78,435

  Payments for shares redeemed              (1,207,292)              (371,299)
                                           -----------             ----------

  Net increase (decrease) in net
    assets from capital share transactions    (206,854)              (131,009)
                                            -----------            ----------
Total Increase (Decrease) in Net Assets       (241,011)              (192,735)

Net Assets:
  Beginning of Year                          1,769,270              1,962,005
                                            -----------            ----------
  End of Year                               $1,528,259             $1,769,270
                                            ==========             ==========

Transactions in Shares of the Fund
  Sold                                          91,541                 14,687
  Issued in reinvestment
    of distributions                             2,784                  7,414
  Redeemed                                    (114,136)               (33,746)
                                            ----------             ----------
  Net increase (decrease) in
    outstanding shares of
    the Fund                                   (19,811)               (11,645)
                                            ==========              ==========

The accompanying notes are an integral part of these financial statements.


MANOR INVESTMENT FUNDS, INC.
Notes to Financial Statements
December 31, 2004

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization: Manor Investment Funds, Inc. (the "Company") is a non-diversified regulated investment company and was incorporated in the Commonwealth of Pennsylvania on September 13, 1995. The primary investment objective of each of the Funds follows: Manor Fund - conservative capital appreciation and current income, investing primarily in common stocks of large corporations in the United States; Growth Fund - long-term capital appreciation, investing primarily in common stocks of U.S. corporations; Bond Fund - intermediate-term fixed income, investing primarily in U.S. Government obligations. The following is a summary of the Funds' significant accounting policies.

Security Valuations: Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the
fair market value of such securities.   Securities that are traded on any
stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Directors. The Board has adopted guidelines for good faith pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Directors.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review by the Board of Directors. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Federal Income Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Distributions to Shareholders: The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Reclassifications: In accordance with SOP-93-2, the Growth Fund recorded a reclassification in the capital accounts. As of December 31, 2004, the Growth Fund has recorded a permanent book/tax difference of $4,328, from net investment loss to paid-in-capital. This reclassification has no impact on the net asset value of the Fund and is designed generlly to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

Other: The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities when determined to be material. Withholding taxes on foreign dividends will be provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

        Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the year. Actual results could differ from these estimates


2. INVESTMENT ADVISORY AGREEMENT

	The Fund has an investment advisory agreement (the "agreement") with Morris Capital Advisors, Inc. (the "Advisor"), with whom certain officers and directors of the Funds are affiliated, to furnish investment management services to the Funds. Under the terms of the agreement, the Funds will pay the Advisor a monthly fee based on the Funds' average daily net assets at the annual rate of 1.00% for Manor Fund and Growth Fund and 0.5% for Bond Fund.
  For the fiscal year ended December 31, 2004 the Advisor earned advisory fees from the Manor, Growth and Bond Funds of $26,616, 26,931 and $8,118 respectively.

	Under the terms of the agreement if the aggregate expenses of the Funds are equal to or greater than 1.5% for Manor Fund and Growth Fund and 1.00% for Bond Fund of the Funds' net assets the Advisor will reimburse the Funds for these expenses. At December 31, 2004 the Advisor reimbursed the Bond
Fund $500 for expenses.


3.INVESTMENT TRANSACTIONS

  Investment transactions, excluding short-term investments, for the year ended December 31, 2004, were as follows:
                        Manor Fund          Growth Fund            Bond Fund
    Purchases	        $233,482           $1,074,030           $1,200,875
    Proceeds from sales   $185,220             $736,786           $1,380,391


4.FEDERAL INCOME TAXES

  Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States.
                           Manor Fund          Growth Fund           Bond Fund
    Federal tax
      cost of investments,
      including short term
      investments          $2,165,347           $2,428,652          $1,486,695
                           ----------           ----------          ----------
    Gross tax appreciation
      of investments         $727,806             $601,252              $1,655
    Gross tax depreciation
      of investments          (62,326)            (126,750)            (10,721)
                           ----------           ----------          ----------
    Net tax appreciation
      (depreciation)         $665,480             $474,502             $(9,066)
                           ==========           ==========          ==========
    Undistributed ordinary
      income                   $2,765                 $ -                 $611
    Undistributed capital
      gain income                $ -                  $ - 	          $ -
    Accumulated capital
      losses                $(185,369)           $(309,021)            $(1,123)

  The accumulated capital loss carryovers listed above expire as follows:

                           Manor Fund          Growth Fund            Bond Fund

          2007               $40,300               $3,668                 $ -
          2008                  $ -              $151,266                 $ -
          2009               $78,780              $45,013                 $ -
          2010                $4,835              $48,507                 $ -
          2011                  $ -               $58,098                 $ -
          2012               $61,455               $2,469               $1,123



  The tax character of distributions paid during the years ended
December 31, 2004 and 2003 were as follows:

                       Manor Fund           Growth Fund            Bond Fund
                     2004     2003         2004     2003        2004       2003
  Ordinary Income  $4,523       -            -        -      $28,867    $40,658
  Long-term capital
     gain              -        -            -        -         $ -     $37,777







MANOR INVESTMENT FUNDS, INC.
MANOR FUND
Financial Highlights
For a share of capital stock outstanding throughout the period


                                     For the years ended December 31,
______________________________________________________________________________

                        2004         2003        2002        2001        2000
______________________________________________________________________________

PER SHARE DATA
______________________________________________________________________________

Net asset value,
beginning of period
                      $13.84       $10.52      $13.20      $15.76      $17.08
______________________________________________________________________________

Income from investment
operations:
  Net investment
    income (loss)      0.035         0.00       (0.01)      (0.02)      (0.06)
  Net realized and
    Unrealized gain
    (loss) on
    investments        1.840         3.32       (2.67)      (2.54)      (1.26)
                     -------      -------     -------     -------     -------
Total from
  investment
  operations           1.875         3.32       (2.68)      (2.56)      (1.32)
______________________________________________________________________________

Less distributions    (0.025)          --          --          --           --
                     -------      -------     -------     -------     -------

Total distributions   (0.025)          --          --          --           --
______________________________________________________________________________
Net asset value,
  end of period       $15.69       $13.84      $10.52	   $13.20      $15.76
______________________________________________________________________________

Total Return	     13.55 %      31.56 %    -20.30 %    -16.24 %     -7.73 %
______________________________________________________________________________


Ratios and Supplemental Data:

  Net assets,
     end of period
    (000)             $2,843      $2,615       $1,750      $2,087      $2,569
  Ratio of expenses to
    average net assets:
      before
        reimbursements  1.50 %      1.52 %       1.50 %      1.50 %      1.50 %
      net of
        reimbursements  1.50 %      1.50 %       1.50 %      1.50 %      1.50 %
  Ratio of net investment
    income/(loss) to
    average net assets  0.27 %      0.04 %      (0.08)%     (0.11)%     (0.32)%
  Portfolio Turnover
    Rate                7.32 %      4.26 %       26.0 %      28.0 %      16.0 %
_______________________________________________________________________________


The accompanying notes are an integral part of these financial statements.


MANOR INVESTMENT FUNDS, INC.
GROWTH FUND
Financial Highlights
For a share of capital stock outstanding throughout the period



For the years ended December 31,
______________________________________________________________________________

                        2004         2003        2002        2001        2000
______________________________________________________________________________

PER SHARE DATA
______________________________________________________________________________

Net asset value,
beginning of period    $9.22        $7.08       $8.95       $9.54      $11.72
______________________________________________________________________________
Income from investment
operations:

  Net investment
    income (loss)      (0.02)       (0.05)      (0.06)      (0.05)      (0.05)
  Net realized and
    unrealized gain
    (loss) on
    investments         1.12         2.19       (1.81)      (0.54)      (2.13)
                     -------      -------      -------     -------     -------

Total from investment
Operations              1.10         2.14       (1.87)      (0.59)      (2.18)
______________________________________________________________________________

Less distributions       --           --          --          --          --

Total distributions      --           --          --          --          --
______________________________________________________________________________
Net asset value, end
of period             $10.32        $9.22       $7.08       $8.95       $9.54


Total Return	     11.93 %      30.23 %    -20.89 %     -6.18 %    -18.60 %


Ratios and Supplemental Data:
  Net assets,
    end of period
   (000)              $2,923       $2,556      $1,638      $1,522      $1,528
  Ratio of expenses
    to average net
    assets:
      Before
      Reimbursements    1.50 %      1.52 %     1.50 %        1.50 %     1.52 %
      net of
      reimbursements    1.50 %      1.50 %     1.50 %        1.50 %     1.52 %
  Ratio of net
  investment income/
  (loss) to
  average net assets   (0.16)%     (0.66)%    (0.70)%       (0.53)%    (0.44)%
  Portfolio turnover
  Rate                  30.42%       6.53%      13.2%         33.6%      16.0%

The accompanying notes are an integral part of these financial statements.



MANOR INVESTMENT FUNDS, INC.
BOND FUND
Financial Highlights
For a share of capital stock outstanding throughout the period


For the years ended December 31,
______________________________________________________________________________

                        2004         2003        2002        2001        2000
______________________________________________________________________________
PER SHARE DATA
______________________________________________________________________________

Net asset value,
beginning of period   $10.58       $10.98      $10.63      $10.39       $9.90
______________________________________________________________________________
Income from Investment
operations:

  Net investment
    income (loss)       0.17         0.26        0.32        0.43        0.46
  Net realized and
    nrealized gain
    (loss) on
    investments        (0.18)       (0.17)       0.39        0.23        0.47
                     -------      -------      -------     -------     -------
Total from
Investment Operations
                       (0.01)        0.09        0.71        0.66        0.93
______________________________________________________________________________

Less distributions     (0.20)       (0.49)      (0.36)      (0.42)      (0.44)
                     -------      -------      -------     -------     -------
Total distributions    (0.20)       (0.49)      (0.36)      (0.42)      (0.44)

Net asset value,
end of period         $10.37       $10.58      $10.98      $10.63      $10.39

Total Return           -0.09 %       0.82 %      6.69 %      6.35 %      9.39 %
______________________________________________________________________________

Ratios and Supplemental Data:
  Net assets,
     end of period
     (000)            $1,528       $1,769      $1,962       $1,476        $803
  Ratio of expenses
   to average net
   assets:
     before
       reimbursements   1.05 %      1.04 %       1.00 %      1.00 %      1.00 %
     net of
       reimbursements   1.00 %      1.00 %       1.00 %      1.00 %      1.00 %
  Ratio of net
   investment income
   to average net
   assets               1.37 %      2.30 %       2.96 %      4.01 %      4.45 %
  Portfolio
  turnover rate        75.57 %     50.61 %       26.3 %       0.0 %       0.0 %

The accompanying notes are an integral part of these financial statements.






MANOR INVESTMENT FUNDS, INC.
ADDITIONAL INFORMATION



Proxy Voting Procedures

The Company's Board of Directors has approved proxy voting procedures forth guidelines and procedures for the voting of proxies relating to securities held by the Fund. Records of the Fund's proxy voting records are maintained and are available for inspection. The Board is responsible for overseeing the implementation of the procedures. The proxy voting record of the Fund can be reviewed on the web site of the Fund at www.ManorFunds.com. The Proxy voting history is located under Fund Information, Proxy Voting.


Quarterly Portfolio Schedule


The Company now files a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. These forms are available on the SEC'S website at http://www.sec.gov. They may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.
Information on the operation of the Public Reference Room may be obtained by calling 1-800-723-0330.



Compensation of Board of Directors

The members of the Board of Directors serves without compensation.  Daniel
A. Morris, President of Manor Investment Funds, Inc. ("the Funds"), and President of Morris Capital Advisors, Inc., adviser to the Funds, and an Interested Director of the Funds, receives no compensation directly from the Funds. He is compensated through the management fee paid to the adviser to the Funds.


Change of Auditor

Manor Investment Funds, Inc. ("the Funds") retained a new independent auditing firm, Sanville & Co., effective December 31, 2003, replacing the previous auditor, Claude B. Granese, CPA, auditor of the Funds since inception. The previous audits of the Funds contained no adverse opinion, modification or qualification. The change was approved by the Audit Committee of the Board of Directors, and the full Board of Directors. During the two most recent fiscal years there were no disagreements with the former independent accountant.







Board of Directors Information
Manor Investment Funds, Inc.
December 31, 2004

The business and affairs of the Fund are managed under the direction of the Funds' Board of Directors. Information pertaining to the Directors of the Fund are set forth below. The Statement of Additional Information includes addition information about the Funds' Directors, and is available without
charge, by calling 1-800-787-3334.   Each director may be contacted by
writing to the director c/o Manor Investment Funds, Inc., 15 Chester Commons, Malvern, PA 19355.

Independent Directors

JAMES MCFADDEN
   James McFadden is a Director of the Fund, and Chairman of the Audit Committee. He serves a one-year term, and stands for re-election annually. He has been a Director since 9/25/1995.
   Mr. McFadden is Vice President of Marketing for MBNA Corporation. He is not a Director for any other public companies.

JOHN MCGINN
   John McGinn is a Director of the Fund, and serves on the Audit Committee.
   He serves a one-year term, and stands for re-election annually. He has been a Director since 11/5/2002.Mr. McGinn is head of Credit Review for Vertex, Inc. He is not a Director for any other public companies.

FRED MYERS
   Fred Myers is a Director of the Fund. He serves a one-year term, and stands for re-election annually. He has been a Director since 9/25/1995.
   Mr. Myers is founding Partner of the accounting firm of Myers & Associates, CPA's. He is not a Director for any other public companies.

EDWARD SZKUDLAPSKI
   Edward Szkudlapski is a Director of the Fund. He serves a one-year term, and stands for re-election annually. He has been a Director since 5/15/2000. Mr. Szkudlapski is President of Eclipse Business Systems. He is not a Director for any other public companies.

DONALD THOMPSON
   Donald Thompson is a Director of the Fund. He serves a one-year term, and stands for re-election annually. He has been a Director since 4/20/1999. Mr. Thompson is a Network Administrator and Healthcare Consultant. He is not a Director for any other public companies.

ALAN WEINTRAUB
   Alan Weintraub is a Director of the Fund. He serves a one-year term, and stands for re-election annually. He has been a Director since 9/25/1995. Mr. Weintraub is a Chief Technical Officer with Qumas, Cork, Ireland. He is not a Director for any other public companies.

Interested Directors
DANIEL A. MORRIS
   Daniel A. Morris is a Director of the Fund, and President of Morris Capital Advisors, Inc., advisor to the Fund. He serves a one-year term, and stands for re-election annually. He has been a Director since 9/25/1995.
   Prior to founding Morris Capital Advisors, Inc., he was Senior Vice President of Consistent Asset Management Company, an investment adviser for separate accounts and registered investment companies. As President of the Fund, he is considered an Interested Director. He is not a Director for any other public companies.

BRUCE LAVERTY
   Bruce Laverty is a Director of the Fund, and serves as legal counsel to the Fund. He serves a one-year term, and stands for re-election annually. He has been a Director since 9/25/1995. Mr. Laverty is a Partner of the law firm Valocchi, Fischer & Laverty legal counsel to the Fund. He is not a Director for any other public companies.










Manor Investment Funds, Inc.


Fund Office:
15 Chester County Commons
Malvern,  PA 19355

610-722-0900      800-787-3334




www.manorfunds.com